SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT:     JULY 13, 2001
DATE OF EARLIEST EVENT REPORTED:    JULY 13, 2001

                            ICN PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                    1-11397                   33-0628076
    (State or other          (Commission File Number)      (I.R.S. Employer
    jurisdiction of                                         Identification
   incorporation or                                            Number)
     organization)

                               3300 HYLAND AVENUE
                          COSTA MESA, CALIFORNIA 92626
                    (Address of principal executive offices)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:           (714) 545-0100


Item 5.  Other Events.
         ------------



     On July 13, 2001,  the  registrant  issued the press  release filed as
Exhibit 99.1 hereto.



Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         Exhibit                                     Description
         -------                                    ------------

99.1     Press Release issued July 13, 2001.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

     Dated: July 13, 2001

                                      ICN PHARMACEUTICALS, INC.


                                      By: /s/  David C. Watt
                                         -----------------------------------
                                          David C. Watt
                                          Executive Vice President, General
                                          Counsel and Corporate Secretary


                               EXHIBIT INDEX

Exhibit                               Description
-------                               ------------

99.1                                  Press Release issued July 13, 2001